Exhibit 10.69

                             STOCK PLEDGE AGREEMENT

                                                        Date: October 31, 2001

TO :  Robert Farias

PLEDGE OF STOCK

      To induce you, Robert Farias, a Texas resident, 513 Sunrise Trail, Dripping Springs, Texas 78620 (hereinafter "You"), to make a loan of U.S.
$200,000.00  to  VERTICAL  COMPUTER  SYSTEMS,   INC.,  a  Delaware   corporation
("Company") to in the amounts of $100,000.00 directly to Company (the "First Installment") and $100,000 to purchase the certain assets set forth in the Asset Purchase Agreement ("the Second Installment"), and as evidenced by our Promissory Note by and between Company and you in that amount dated the date of this Stock Pledge Agreement (the "Agreement"), bearing interest at the rate of per annum of twelve percent (12%), and payable to your order pursuant to the terms of our Promissory Notes (each of which is referred to as the "Note", which term will include any amendments thereto and substitutions therefor), and in consideration of your making said loan, and to secure payment of all amounts owing under the Note and this Agreement and performance of all of our other obligations under the Note and under this Agreement, the undersigned hereby pledge to you and grant you a security interest in FOUR HUNDRED THOUSAND (400,000) shares of EResource Capital Group common stock, represented by certificate(s) no. 0449 and, provided the aforesaid shares have been sold or exhausted as Collateral prior to timely repayment of the Note, sufficient shares of Company common stock to account for the amount of the deficiency not yet paid.

DEFINITION OF COLLATERAL; METHOD OF SELLING COLLATERAL AND REPAYMENT OF PROMISSORY NOTE

      The term "Collateral" means (i) the shares of stock pledged under the foregoing paragraph (collectively called the "Stock"), and (ii) any cash, securities or other property paid or otherwise distributed on, with respect to, or in exchange for any Collateral. Upon default under this Agreement, you may at any time transfer the stock or any other Collateral into your name or the name of your nominee. The method of repayment of the Promissory note is to be as follows: The Company shall open an account and deposit the 400,000 EResource Capital Group shares with a brokerage firm agreed upon by the parties (Jay Alexander). The brokerage firm shall be given instructions which are mutually agreeable to the parties to sell the 400,000 shares in such manner to timely repay all sums due the Lender pursuant to the Note.

WARRANTIES

      We hereby warrant to you that:

      a. The Company is duly incorporated and validly existing under the laws of the State of Delaware;

      b. We have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Note, which constitute our legally binding obligations;

      c.    we are the sole owner of the Stock;

      d. the Stock is validly issued, is fully paid and non-assessable, and is not subject to any claim, restriction, lien or other encumbrance except as provided in this Agreement;

      e.    we may  pledge and grant a security  interest  in the Stock  without
            obtaining   the   approval   of  any  other   person,   corporation,
            partnership, or other entity, or any governmental authority,


                             STOCK PLEDGE AGREEMENT

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PROHIBITION ON TRANSFER OF COLLATERAL

      We agree that we will not sell, transfer, assign or encumber any of our rights in any of the Collateral or grant any rights in or to any of the Collateral except pursuant to this Agreement.

FURTHER ASSURANCES

      We will, at our expense, take or cause to be taken such action and execute and deliver or cause to be executed and delivered such additional agreements and documents as you may request in connection with this Agreement or any of the Collateral or to perfect your security interest in any of the Collateral, including, without limitation, delivering any Collateral to you and executing and filing financing and other statements under the Uniform Commercial Code in effect in any state; and we hereby authorize you to sign any such agreement or document or statement on our behalf and to file any such statement with or without our signature.


DEFAULT

      Upon a default under any of the provisions of the Note, or if any warranty by us hereunder is incorrect, or if we fail to perform any of our obligations under this Agreement (any such default or breach of warranty or failure being herein called "a default under this Agreement"), you may, without notice, take such action as you deem advisable with respect to the Collateral, including, without limitation, selling any of the Collateral at public or private sale on such terms as you deem appropriate; and you are also authorized as our attorney-in-fact to endorse or otherwise effect the transfer of any of the Collateral. At any such sale you may be the purchaser.

REMEDIES; ORDER OF PURSUIT

      You shall not be required to resort to or pursue any of your rights or remedies under or with respect to any other agreement or any other collateral before pursuing any of your rights or remedies under this Agreement. You may pursue your rights and remedies in such order as you determine, and the exercise by you of any right or remedy will not preclude your exercising any other right or remedy.

DELAY; WAIVER

      The failure or delay by you in exercising any of your rights hereunder or with respect to the Note or any other collateral securing the Note in any instance shall not constitute a waiver thereof in that or any other instance. You may waive your rights only by an instrument in writing signed by you.

EXPENSES

      We agree to pay on demand (a) all expenses (including, without limitation, legal fees and disbursements) incurred by you in connection with the negotiation and preparation of this Agreement and the perfection of your security interest in any of the Collateral, and (b) all expenses of enforcing the provisions of this Agreement and your rights against any of the Collateral, including, without limitation, expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

WHERE TO MAKE PAYMENTS

      All payments under this Agreement shall be made in lawful currency of the United States of America in immediately available funds at the address as provided in the Note, or in such other manner or at such other place as you shall designate in writing.


                             STOCK PLEDGE AGREEMENT

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NOTICES

      Unless otherwise specified, all notices or other communications required herein must be in writing and will be deemed to have been duly served if hand delivered, sent by first class mail postage prepaid and properly addressed, return receipt requested, or sent by overnight delivery. Notices shall be delivered to the address of each party as set forth above or as otherwise designated by the respective party, as the case may be. All notices to Farias shall be addressed to Robert Farias at 3436 Verdugo Road, Suite 250, Glendale, CA 91208.

GOVERNING LAW; AGENT FOR SERVICE OF PROCESS

      This Agreement and your rights and our obligations hereunder shall be governed by and construed in accordance with the law of the State of California. We agree that any legal action or proceeding with respect to this Agreement or any of the Collateral may be brought in the courts of the State of California and of the United States having jurisdiction in the County of Los Angeles and State of California and for the purpose of any such legal action or proceeding, we hereby submit to the non-exclusive jurisdiction of such courts and agree not to raise and waive any objection we may have based upon personal jurisdiction or the venue of any such court or FORUM NON CONVENIENS. We agree not to bring any action or other proceeding with respect to this Agreement or any of our obligations under this Agreement in any other court unless such courts of the State of California and of the United States determine that they do not have jurisdiction in the matter. For purposes of any proceeding involving this Agreement, we hereby irrevocably appoint Gary L. Blum, Esq., 3278 Wilshire Blvd., #603, Los Angeles, CA 90010, our agent to receive service of process for us and on our behalf.

      We will at all times maintain an agent to receive service of process in California, on our behalf with respect to this Agreement, and in the event that, for any reason, the agent named above or any successor agent shall no longer serve as our agent to receive service of process in California, we shall promptly appoint a successor and advise you thereof.

AMENDMENT

      This Agreement may only be amended by an instrument in writing signed by you and us.


                                    Very truly yours,

                                     PLEDGEE

                                    ROBERT FARIAS

                                    ------------------------------------------
                                    By


                                    PLEDGOR

                  AGREED:
                                    VERTICAL COMPUTER SYSTEMS, INC.

                                    /s/ Richard Wade
                                    ------------------------------------------
                                    By: Richard Wade, President


                             STOCK PLEDGE AGREEMENT

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